                                                                 EXHIBIT 10.12.2


                      FIRST AMENDMENT TO CREDIT AGREEMENT



         This First Amendment to Credit Agreement (the "Amendment"), dated as of the st day of June, 1993, is among BanPonce Corporation, a Puerto Rico corporation ("BanPonce"), BanPonce Financial Corp., a Delaware corporation ("Financial"), Vehicle Equipment Leasing Company, Inc. ("VELCO"), a Puerto Rico corporation, (BanPonce, Financial and VELCO are sometimes collectively referred to herein as the "Companies" and individually as a "Company"), Chemical Bank (the "Lender"), and is to a certain Credit Agreement dated April 1st, 1993 (the "Credit Agreement") among the Companies and the Lender. Capitalized terms used herein and not otherwise defined shall have the meanings given to such terms in the Credit Agreement.

         WHEREAS, pursuant to the Credit Agreement, the Lender has agreed to provide certain financing to the Companies upon the terms and conditions set forth in the Credit Agreement;

         WHEREAS, the Companies and the Lender have agreed to an amendment of the terms and provisions of the Credit Agreement in the manner hereinafter set forth.

         NOW, THEREFORE, in consideration of the foregoing premises, the following provisions and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereby agree as follows:

1.       Amendment to Credit Agreement.

         1.1 Section 2 of the Credit Agreement is hereby amended to include at the end of the tenth line of the definition of "Indebtedness" the following language "excluding liabilities of Banco Popular de Puerto Rico which are defined as deposits pursuant to Section 3(1) of the Federal Deposit Insurance Act, as amended, 12 U.S.C. Section 1813 (1), and to include at the end of the definition of "Long-Term Indebtedness" "for purposes of this definition current liabilities shall mean such Indebtedness with a maturity date of one year or less."

2.       Representations and Warranties.

         2.1 The Companies hereby represent and warrant to the Lender that each representation and warranty as set forth in the Credit Agreement is true and correct as if made as of the date of this Amendment.

         2.2 Each of the Companies hereby represent that this Amendment constitutes a legal, valid and binding obligation of such Company enforceable against such Company in accordance with its terms.

         2.3 No event has occurred and is continuing which constitutes an Event of Default or would constitute an Event of Default, but for the requirement that notice be given or time elapse or both.

3. References to and Effect Upon the Credit Agreement. Upon the effectiveness of this Amendment, each reference in the Credit Agreement to "this Credit Agreement", "this Agreement", "hereunder", "hereof", "herein", or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the "Credit Agreement", "thereunder", "thereof", or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement as amended hereby, and each reference in the other Loan Documents to "the Note", "thereunder", "thereof" or words of like import referring to the Note, shall mean and be a reference to the Note, as amended by the Allonge referred to below. All of the terms, covenants and conditions of the Credit Agreement shall remain in full force and effect. As amended and modified by this Amendment, the Credit Agreement is hereby ratified and confirmed in all respects. The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Lender, nor constitute a waiver of any provision of the Credit Agreement, or any other documents, instruments and agreements executed and/or delivered in connection therewith.

4. Counterparts. This Amendment may be executed by one or more of the parties to this Amendment in any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

5. Paragraph Titles. The paragraph titles contained in this Amendment are used for convenience only and shall be without substance, meaning or content of any kind whatsoever and are not a part of this agreement between the parties hereto.

         IN WITNESS WHEREOF, this Amendment has been duly executed and delivered by proper and duly authorized officers of the respective party as of the date and year first above written.


                                       BANPONCE CORPORATION

                                   By: /s/ Jose L. Lopez Calderon
                                       --------------------------
                                   Title:  Senior Vice President

                                   By: /s/ David H. Chafey, Jr.
                                       ----------------------------
                                   Title:  Executive Vice President


                                   BANPONCE FINANCIAL CORPORATION


                                   By: /s/ Jose L. Lopez Calderon
                                       --------------------------
                                   Title:  Senior Vice President



                                   VEHICLE EQUIPMENT LEASING COMPANY,
                                   INC.


                                   By: /s/ David H. Chafey, Jr.
                                       ----------------------------
                                   Title:  Executive Vice President

                                   CHEMICAL BANK


                                   By: /s/ Charles R. Le Febure
                                       ------------------------
                                   Title:  Vice President

Affidavit No. __________

         Acknowledged and subscribed to before me by




                                   ___________________________________

                                               Notary Public

                                          BANPONCE CORPORATION

                                   By: ________________________________

                                   Title:______________________________


                                   By: ________________________________

                                   Title:______________________________


                                   BANPONCE FINANCIAL CORPORATION

                                   By: _________________________________

                                   Title:_______________________________


                                   VEHICLE EQUIPMENT LEASING COMPANY,
                                   INC.

                                   By: __________________________________

                                   Title:________________________________


                                   THE FIRST NATIONAL BANK OF CHICAGO

                                   By: __________________________________

                                   Title:________________________________

                                                                EXHIBIT 10.12.2


                               CREDIT AGREEMENT


         This Credit Agreement, dated as of April 1, 1993 (the "Agreement"), is among BanPonce Corporation, a Puerto Rico corporation ("BanPonce"), BanPonce Financial Corp., a Delaware corporation ("Financial"), Vehicle Equipment Leasing Company, Inc., a Puerto Rico corporation ("VELCO"), (BanPonce, Financial and VELCO are sometimes collectively referred to herein as the "Companies" and, singly, as a "Company"), and Chemical Bank, acting through its New York head office (the "Lender").

1.       COMMITMENT

         Subject to the terms of this Agreement, the Lender agrees to make loans (the "Loans") to each of the Companies from the date hereof to and including March 31, 1994 (the "Termination Date"). Each Company may borrow, repay and reborrow from time to time prior to the Termination Date, provided that the principal amount of all Loans outstanding at any one time shall not exceed U.S. $25,000,000 (the "Aggregate Commitment") for all of the Companies. The Loans shall be evidenced by notes (each, a "Note") duly executed and delivered by each Company to the Lender in the form attached hereto as Exhibit "A." This Agreement, the Notes and the Guaranty (as defined below) are herein called the "Loan Documents."

2.       DEFINITIONS

         As used in this Agreement, the following capitalized terms shall have the meanings ascribed to them below:

              "BASE RATE" means the higher of (i) the rate designated by the Lender from time to time as its prime rate in the United States, and (ii) .50% (1/2%) plus the overnight federal funds rate as published by the Federal Reserve Bank of New York. The Base Rate is a variable rate which will change as and when such rates change.

              "BUSINESS DAY" means a day other than a Saturday or Sunday on which commercial banks are open for the conduct of general banking business in New York and San Juan, Puerto Rico.


              "CONSOLIDATED TANGIBLE NEW WORTH" shall mean as at any date the sum of the capital stock and paid-in surplus, plus preferred stock plus retained earnings (or minus accumulated deficit) of BanPonce and its Subsidiaries (as defined in Section 6.1 below) on a consolidated basis minus intangible assets (including, without limitation, franchises, goodwill, trademarks, unamortized debt discount and expenses and all write-ups in book value of any asset).


              "INDEBTEDNESS" means each Company's and each Subsidiary's: (i) obligations for borrowed money; (ii) obligations representing the deferred purchase price of property other than accounts payable arising in connection with the purchase of inventory on terms customary in the trade; (iii) obligations, whether or not assumed, secured by liens or encumbrances on, or payable out of the proceeds or production from, property now or hereafter owned or acquired by the Companies or any Subsidiary; (iv) obligations which are evidenced by notes, acceptances, or other instruments; and (v) capitalized lease obligations.


              "LONG-TERM INDEBTEDNESS" as of any date shall mean all Indebtedness which is not a current liability as of such date.


              "MAXIMUM DOUBLE LEVERAGE" shall mean BanPonce's equity investments in its Subsidiaries plus intangibles divided by the difference between BanPonce's equity and goodwill.


              "NON-PERFORMING ASSETS" shall consist of the sum of: (i) loans which are ninety (90) days past due as to interest or principal; (ii) loans which have been placed on non-accrual status by the primary regulator of the relevant Company; (iii) loans that bear a rate of interest that has been reduced below market rates due to the deteriorating financial condition of the borrower; and (iv) assets that either have been acquired in satisfaction of debt or have been classified as "in-substance foreclosures".


              "TOTAL CAPITALIZATION" shall mean the sum of BanPonce's total Equity Capital plus Long-Term Indebtedness.


              "TOTAL EQUITY CAPITAL" means BanPonce's total equity capital determined in a manner consistent with that used in preparing BanPonce's consolidated financial statements as of December 31, 1992 plus any other securities or forms of capital that is included as Tier 1 Capital of BanPonce on a consolidated basis.


3.       INTEREST, PRINCIPAL AND FEES


         3.1 Interest Rate. Loans with a scheduled maturity of 30 days or less will bear interest at a rate equal to the Base Rate plus 1/2% (.50%) per annum. Loans with a scheduled maturity of 31 days or more will bear interest at a rate equal to the Base Rate plus 1% per annum.


         3.2 Principal and Interest Payment Dates. Any Loan made hereunder shall be made with maturities of up to ninety (90) days from the date when made or less, as notified to the Lender in writing by the borrowing Company at the time a Loan is made. Each Loan shall be payable in full on its scheduled maturity date. Interest on a Loan shall accrue daily and shall be calculated on the basis of a 360-day year and the actual number of days elapsed and shall be payable monthly on the last day of each month and on the date of maturity of such Loan.


         3.3 Payments. All payments of principal of, and interest and fees on, the Loans hereunder shall be made at the New York Office of the Lender, free and clear of any set-offs, counterclaim, deduction or withholding for any reason whatsoever, in immediately available funds. If any payment of principal of or interest on a Loan shall become due on a day which is not a Business Day, such payment shall be made on the next succeeding Business Day. Payments received under the Loan Documents shall be applied against principal, interest and other amounts then due from a Company in the order determined by the Lender..
A borrowing Company may, at any time when no Default shall exist hereunder, upon not less than two (2) Business-Days' prior written notice to the Lender, prepay all or any portion of a Loan in a minimum amount of U.S. $2 million; provided, however, that any such prepayment must be accompanied by interest to date on the Loan being prepaid.


         3.4 Facility Fee. The Companies, jointly and severally, agree to pay to the Lender a facility fee of 0.30% per annum on the daily unused portion of the Aggregate Commitment from the date hereof to the Termination Date. The facility fee shall be calculated on the basis of a year of 360 days and shall be payable in arrears on the last Business Day of June, September, December and March, and on the Termination Date.


         3.5 Default Interest. From and after the occurrence of a default (as defined in Section 8 below), each Loan shall bear interest at the rate equal to the Base Rate plus 2% until such default shall be cured; provided, however, that after judgment, the Loan shall bear interest at the higher of such rate or the rate provided by applicable law. Interest on any Loan past due shall be payable on demand.


4.       CHANGE IN CIRCUMSTANCES


         The Companies agree to pay to the Lender such amounts as will compensate the Lender for any increase in the cost to the Lender of making or maintaining any Loan hereunder or of maintaining its Commitment to make Loans hereunder, by reason of a change in any reserve, tax, capital guidelines, special deposits, or similar requirement with respect to assets of, deposits with or for the account of, or credit extended by, or commitments extended by, the Lender which are imposed on, or deemed applicable by, the Lender under any law, treaty, rule, regulation (including, without limitation, Regulation D of the Board of Governors of the Federal Reserve System), any interpretation thereof by any governmental fiscal, monetary or other authority charged with the administration thereof or having jurisdiction over such Loan or the

Lender, or any requirement imposed by any such authority, whether or not having the force of law. Such additional amounts shall be payable on demand.

5.       CONDITIONS TO LENDING

         5.1 The Initial Loan. The Lender's obligation to make the initial Loan hereunder shall be conditioned upon the receipt by it of copies, in form and substance satisfactory to the Lender and its counsel, of the following:

              (a) an opinion of counsel for each of the Companies in the form of Exhibit "B" hereto;

              (b) resolutions authorizing the borrowings hereunder of each of the Company's board of directors along with specimen signatures of each Company's authorized signatories certified by each Company's Secretary;

              (c) a Note made by each of the Companies in favor of Lender in the amount of the Aggregate Commitment;

              (d) a Guaranty and appropriate resolutions authorizing the guaranty by BanPonce of the obligations of Financial and VELCO hereunder, substantially in the form attached hereto as Exhibit "C" (the "Guaranty"), and

              (e) such other documents as the Lender shall reasonably request.

         5.2 Each Loan. The Lender shall not be obligated to make hereunder unless:

              (a) there exists no Default or event which, with giving of notice, or lapse of time, or both, would be a Default hereunder;

              (b) the representations and warranties set forth in Section 6 hereof are true and correct on the borrowing date; and

              (c) all legal matters incident to making such Loan shall be satisfactory to the Lender and its counsel.

              (d) the Lender shall be satisfied that no material adverse change has occurred since the execution of this Agreement in the financial condition, results of operations or prospects of BanPonce or the Companies.

         Each request for a Loan shall constitute a representation that the conditions set forth in Sections 5.2 (a) and (b) have been satisfied.

6.       REPRESENTATIONS

         Each Company represents and warrants to the Lender that:

         6.1 Corporate Existence and Standing. Such Company and each of its Subsidiaries is a corporation duly incorporated, validly existing and in good standing under the laws of its jurisdiction of incorporation, and has all requisite authority to conduct its business in each jurisdiction in which its business is conducted. As used in this Agreement, "Subsidiary" means (i) any corporation more than 50% of the outstanding securities having ordinary voting power of which shall at the time be owned or controlled, directly or indirectly, by the Company or by one or more of its Subsidiaries; or (ii) any partnership, association, joint venture or similar business organization more than 50% of the ownership interests having ordinary voting power of which shall at the time be so owned or controlled.

         6.2 Authorization and Validity. Such Company has the corporate power and authority and legal right to execute and deliver the Loan Documents to which it is a party and to perform its obligations thereunder. The execution and delivery by such Company of such Loan

Documents and the performance of its obligations thereunder have been duly authorized by proper corporate proceedings, and such Loan Documents constitute legal, valid and binding obligations of such Company enforceable against such Company in accordance with their terms.

         6.3 No Conflict; Government Consent. Neither the execution and delivery by such Company of the Loan Documents to which it is a party, nor the consummation of the transactions therein contemplated, nor compliance with the provisions thereof, will violate any law, rule, regulation, order, writ, judgment, injunction, decree or award binding on such Company or any of its Subsidiaries or such Company's or any Subsidiary's articles of incorporation or by-laws or the provisions of any indenture, instrument or agreement to which such Company or any of its Subsidiaries is a party or is subject, or by which it, or its property, is bound, or conflict with or constitute a default thereunder, or result in the creation or imposition of any lien or encumbrance on the property of such Company or a Subsidiary pursuant to the terms of any such indenture, instrument or agreement. No order, consent, approval, license, authorization, or validation of, or filing, recording or registration with, or exemption by, any governmental or public body or authority, or any subdivision thereof, is required to authorize, or is required in connection with the execution, delivery and performance of, or the legality, validity, binding effect or enforceability of, such Loan Documents.

         6.4 Financial Statements. The December 31, 1992 consolidated financial statements of such Company and its Subsidiaries heretofore delivered to the Lender were prepared in accordance with generally accepted accounting principles in effect on the date such statements were prepared and fairly present the consolidated financial condition and operations of such Company and its Subsidiaries at such date and the consolidated results of their operations for the period then ended.

         6.5 Material Adverse Change. Since December 31, 1992, there has been no material adverse change in the business, properties, condition, prospects (financial or otherwise) or results of operations of such Company and its Subsidiaries.

         6.6 Litigation and Contingent Obligations. Except as set forth on Schedule "1" hereto, there is no litigation, arbitration, governmental investigation, proceeding or inquiry pending or, to the knowledge of any of their officers, threatened against or affecting such Company or any Subsidiary which might have a material adverse effect. Other than any liability incident to such litigation, arbitration or proceedings,:such Company has no material contingent obligations not provided for or disclosed in the financial statements referred to in Section 6.4.

         6.7 Compliance with Laws. Such Company and its Subsidiaries have complied in all material respects with all applicable statutes, rules, regulations, orders and restrictions of any domestic or foreign government or any instrumentality or agency thereof having jurisdiction over the conduct of their respective businesses or the ownership of their respective properties.

         6.8 Compliance with Agreements. Such Company and its Subsidiaries are in material compliance with all agreements, contracts and undertakings which are binding upon them and their respective properties.

         6.9 Taxes. Such Company and its Subsidiaries have duly prepared and filed all tax returns applicable to them or their properties through December 31, 1992, and have paid on a timely basis all taxes, charges, levies and assessments shown thereon, except for such items as they may be contesting in good faith, adequate reserves having been set aside therefor.

         6.10 Excise Duties. There are no excise or stamp taxes or duties applied in Puerto Rico in connection with the execution, delivery or enforcement of the Loan Documents.

7.       COVENANTS

         During the term of this Agreement, unless the Lender shall otherwise consent in writing:

         7.1 Financial Reporting. BanPonce will maintain, for itself and each of its Subsidiaries, proper books and financial records including a system of accounting established and administered in accordance with generally accepted accounting principles consistently applied, and furnish to the Lender:

              (a) Within ninety (90) days after the close of each of its fiscal years, an unqualified audit report certified by independent certified public accountants, acceptable to the Lender, prepared in accordance with generally accepted accounting principles on a consolidated and consolidating basis (consolidating statements need not be certified by such accountants) for itself and the Subsidiaries (including Financial and VELCO), including balance sheets as of the end of such period, related profit and loss and reconciliation of surplus statements, and a statement of cash flows, accompanied by any management letter prepared by such accountants; and

              (b) Within forty-five (45) days after the close of the first three (3) quarterly periods of each of its fiscal years, for itself and each of its Subsidiaries, consolidated and consolidating unaudited balance sheets as at the close of each such period and consolidated and consolidating profit and loss and reconciliation of surplus statements for the period from the beginning of such fiscal year to the end of such quarter, including a comparison with the similar period of the previous fiscal year, all certified by its chief financial officer as true and correct.

              All financial statements provided by the Companies shall be prepared in accordance with generally accepted accounting principles applied consistently with the financial statements referred to in Section 6.4.

         7.2 Each of the Companies will use the proceeds of the Loans solely to pay on a short term basis amounts then coming due in respect of commercial paper to be issued under certain private placements. Therefore, the Companies shall use this facility only as a short-term facility for commercial paper backup purposes.

         7.3 Each of the Companies from time to time will provide the Lender with such information and documents with respect to its financial condition and business operations, and that of its Subsidiaries, as the Lender may reasonably request, and will notify the Lender of the occurrence of any Default or any event which, with giving of notice, or lapse of time, or both,' would be a Default.

         7.4 Each Company will, and will cause its Subsidiaries to, conduct their business in substantially the same fields and manner as it is presently conducted, and in material compliance with all applicable laws of any nature whatsoever.

         7.5 Banponce shall maintain at all times a minimum Consolidated Tangible Net Worth equal to or greater than 5% of total assets.

         7.6 BanPonce shall maintain at all times a ratio of its Long-Term Indebtedness to Total Capitalization equal to or less than 0.50 to 1.0.

         7.7 Banponce shall not permit its aggregate Non-Performing Assets at the end of any fixed quarter or year to be more than 4.5% of its total (gross) loans, leases and other owned real estate at the end of such period, as such items are reported in its financial statements for the relevant period(s).

         7.8 BanPonce will maintain at all times its Maximum Double Leverage at less than 115%.

         7.9 All payments to the Lender hereunder shall be made free and clear of any deduction, withholding, stamp, or other tax applicable in Puerto Rico, all of which shall be for the account of the Company making such payment. In the event that any such deduction, withholding or other tax shall be applicable, the amount payable to the Lender shall be increased so that the Lender shall receive the same amount as if such deduction, withholding or other tax had not applied. In addition, to the extent that any deduction, withholding or other tax shall apply in Puerto Rico, the Company making a payment subject to such tax shall promptly obtain and remit to the Lender original tax receipts evidencing the payment of such tax.

8.       DEFAULT

         The occurrence of any one or more of the following events shall constitute a Default:

         8.1 Any Company shall fail to pay any principal, interest, tax, fee or other amount payable hereunder when due;

         8.2 Any Company shall breach the terms of any covenant or provision hereof or any representation or warranty made in connection with this Agreement shall prove to have been false or misleading when made;

         8.3 Any Company fails to pay any Indebtedness when due or a default shall occur under any agreement governing any Indebtedness of any Company which would permit the holder of such Indebtedness to accelerate the maturity thereof;

         8.4 Any Company or Subsidiary shall: (i) have an order for relief entered with respect to it under the federal Bankruptcy Code; (ii) not pay, or admit in writing its inability to pay, its debts generally as they become due;
(iii) institute any proceeding seeking an order for relief under the federal Bankruptcy Code or take any corporate action to authorize or effect any of the foregoing actions set forth in this Section 8.4; (iv) fail to contest in good faith any appointment or proceeding described in Section 8.5; or (v) become or be declared insolvent, however evidenced.

         8.5 A receiver, trustee, examiner, liquidator or similar official shall be appointed for any Company or any Subsidiary, or any substantial part of any Company's or Subsidiary's property, or a proceeding described in Section 8.4(iii) shall be instituted against a Company or any Subsidiary and such appointment continues undischarged or such proceeding continues undismissed or unstayed for a period of thirty (30) consecutive days.

9        ACCELERATION

         9.1 Acceleration. If any Default under Section 8.4 or 8.5 occurs, the commitment of the Lender to make Loans hereunder shall automatically terminate and the principal of and interest on the Loans and all fees, expenses and other amounts payable under this Agreement (the "Obligations") shall immediately become due and payable without any election or action on the part of the Lender. If any other Default occurs, the Lender may, upon notice (as prescribed in Section 13 hereof) to BanPonce at any time during the continuation of such Default, terminate or suspend the commitment of the Lender to make Loans hereunder, or declare the Obligations to be due and payable, or both, whereupon the Obligations shall become immediately due and payable, without presentment, demand, protest or notice of any other kind, all of which each Company hereby expressly waives.

         9.2 Amendments. Subject to the provisions of this Section 9.2, the Lender and the Companies may enter into agreements supplemental hereto for the purpose of adding or modifying any provisions to the Loan Documents or changing in any manner the rights of the Lender or the Companies hereunder or waiving any Default hereunder.

         9.3 Preservation of Rights. No delay or omission of the Lender to exercise any right under the Loan Documents shall impair such right or be construed to be a waiver of any Default or an acquiescence therein, and the making of a Loan notwithstanding the existence of a Default or the inability of any Company to satisfy the conditions precedent to such Loan shall not constitute any waiver or acquiescence.

10.      GENERAL PROVISIONS

         10.1 Governing Law. This Agreement and the Notes shall be governed by the law (and not the law of conflicts) of the State of New York, United States. For any action or proceeding relating to the Loan Documents, BanPonce and the Companies submit to the non-exclusive jurisdiction of the federal and state courts in New York, N.Y., waiving any claim that the same are an inconvenient forum. Process in any such action or proceeding may be served, in addition to any other manner permitted by applicable law, by mailing the summons and complaint in the

English language, by any form of registered or certified mail, to the party to be served at the address of such party set forth below its signature line on this Agreement, as such address may be changed by such party by written notice delivered to the other parties to this Agreement. Process served as provided above shall be effective 10 days after posting. The foregoing provisions shall not affect the right of the Lender to commence an action or proceeding in any other jurisdiction. In connection with any action or proceeding relating to the Loan Documents, the Lender and the Companies knowingly and voluntarily waive trial by jury.

         10.2 Indemnification. The Companies, jointly and severally, shall reimburse the Lender for all reasonable out-of-pocket expenses, including without limitation, reasonable attorneys' fees and expenses in an amount not in excess of U.S. $3,000, paid or incurred by the Lender in connection with the preparation, review, execution and delivery of the Loan Documents. In addition to the foregoing, whether or not the transactions contemplated hereby shall be consummated, the Companies, jointly and severally, agree to indemnify and hold the Lender, and its officers, directors, employees and agents harmless, to the fullest extent permitted by applicable law, from and against, and to indemnify the Lender for, any and all claims, liabilities, losses, damages costs and expenses, including without limitation, reasonable attorneys' fees, arising out of or related to any litigation or proceeding (whether or not the Lender is a party thereto) in regard to the Loan Documents (including any such action to collect or enforce the Loans) or the actual or proposed use of the proceeds of Loans hereunder. The agreements contained in this Section shall survive the termination of this Agreement and the payment of the Notes.

         10.3 Accounting. Compliance with Sections of this Agreement (including Sections 7.5, 7.6, 7.7 and 7.8 above) shall be determined on a consolidated basis for each Company and its Subsidiaries, in accordance with generally accepted accounting principles applied consistently with the financial statements referred to in Section 6.4 above.

11       SET-OFF

         In addition to, and without limitation of, any rights of the Lender under applicable law, if any Company becomes insolvent, however evidenced, or any Default, or event which, with giving of notice, or lapse of time, or both, would be a Default, occurs, any indebtedness from the Lender to any Company (including any account balances, whether provisional or final, matured or unmatured) may, at any time while such circumstances shall continue, be offset and applied toward the payment of the Obligations owing to the Lender. The Lender will give BanPonce notice of any such offset promptly after effecting it.

12.      BENEFIT OF AGREEMENT; ASSIGNMENTS; PARTICIPATIONS

         12.1 Successors and Assigns. The terms and provisions of the Loan Documents shall be binding upon and inure to the benefit of the Companies and the Lender and their respective successors and assigns, except that none of the Companies shall have the right to assign rights or obligations under the Loan Documents.

         12.2 Participations; Permitted Participants; Effect. The Lender may, in the ordinary course of its business and in accordance with applicable law, at any time sell to one or more banks or other entities ("Participants") participating interests in the Loans, the Aggregate Commitment or any other interest of the Lender under the Loan Documents. In the event of any such sale, the Lender's obligations under the Loan Documents shall remain unchanged, the Lender shall remain solely responsible to the other parties hereto for the performance of such obligations, the Lender shall remain the holder of the Notes for all purposes under the Loan Documents, all amounts payable by the Companies under this Agreement shall be determined as if the Lender had not sold such participating interest, and the Companies shall continue to deal solely and directly with the Lender in connection with the Lender's rights and obligations under the Loan Documents. In connection with a proposed sale of a participation, the Lender may disclose to any prospective purchaser any information concerning the Loans, the Companies and the Subsidiaries.

13.      NOTICES

         Any notice required or permitted to be given under this Agreement may be, and shall be deemed, given when deposited in the United States mail, postage prepaid, when sent by telecopier or by telex (with confirmed answer-back) to each Company or the Lender at the addresses and telecopier numbers indicated below their signatures to the Agreement. Notices relating to borrowings pursuant to Section 2.2 may be made orally, confirmed by telecopier.

14.      COUNTERPARTS

         This Agreement may be executed in any number of counterparts, all of which, taken together, shall constitute one agreement, and any of the parties hereto may execute this Agreement by signing any such counterpart. This Agreement shall be effective when it has been executed by the Lender and the Companies and.transmitted to each other by telecopier, with original executed counterparts to be exchanged thereafter by mail.

                                              BANPONCE CORPORATION


                                              By:______________________________
                                             Its:______________________________
                                              By:______________________________
                                             Its:______________________________
                                         Address:______________________________
                                       Telex No.:______________________________
                                  Telecopier No.:______________________________


                                        BANPONCE FINANCIAL CORPORATION



                                              By:______________________________
                                             Its:______________________________
                                              By:______________________________
                                             Its:______________________________
                                         Address:______________________________
                                       Telex No.:______________________________
                                  Telecopier No.:______________________________

                                                      CHEMICAL BANK



                                              By:______________________________
                                             Its:______________________________
                                              By:______________________________
                                             Its:______________________________
                                         Address:______________________________
                                       Telex No.:______________________________
                                  Telecopier No.:______________________________

                                 EXHIBIT "A"



                                     NOTE


U.S. $25,000,000                                                 April 1, 1993


         _____________________________, a ________________ corporation (the
"Company"), promises to pay to the order of Chemical Bank (the "Lender") the principal sum of U.S. $25,000,000, or the aggregate unpaid principal amount of all Loans made by the Bank to the Company pursuant to Section l of the Credit Agreement dated as of April 1, 1993, among BanPonce Corporation, a Puerto Rico corporation, Vehicle Equipment Leasing Company, Inc., a Puerto Rico corporation, BanPonce Financial Corp., a Delaware corporation, and the Lender (the "Agreement"), whichever is less, in immediately available funds at the New York Office of the Lender, currently located at 270 Park Avenue, New York, New York 10017, together with interest on the unpaid principal amount hereof, free and clear of any set-off, counterclaim, deduction or withholding for any reason whatsoever. Interest and principal shall be payable at the rates and on the dates set forth in the Agreement.

         The Lender shall, and is hereby authorized to, record on the schedule attached hereto, or to otherwise record in accordance with its usual practice, the date and amount of each Loan and the date and amount of each principal payment.

         This Note is issued pursuant to the provisions of the Agreement, to which Agreement, as it may be amended from time to time, reference is hereby made for the definitions of capitalized terms used herein which are not otherwise defined and for a statement of the terms and conditions under which this Note may be prepaid or its maturity date accelerated.

         Presentment, demand, protest and notice, other than as provided in
Section 9.1 of the Agreement, are hereby waived.

         This Note is governed by laws of the State of New York.


                                                      [NAME OF COMPANY]



                                               By:______________________________

                                            Title:______________________________

                 SCHEDULE OF LOANS AND PAYMENTS OF PRINCIPAL
                                      TO
                      NOTE OF __________________________
                         DATED ________________, 1993




                     Principal                        Principal
                     Amount of                          Amount          Unpaid
 Date                  Loan         Maturity             Paid          Balance

                                 EXHIBIT "B"


                       FORM OF COMPANY COUNSEL OPINION




                                April 1, 1993

Gentlemen:

         We are counsel for each of BanPonce Corporation, a Puerto Rico corporation ("BanPonce"); BanPonce Financial Corp., a Delaware corporation ("Financial"); and Vehicle Equipment Leasing Company, Inc., a Puerto Rico corporation ("VELCO", each of BanPonce, Financial and VELCO, a "Company") and have represented the Companies in connection with their execution and delivery of a Credit Agreement (the "Agreement") between the Companies and Chemical Bank (the "Lender") providing for Loans in an aggregate principal amount not exceeding U.S. $25,000,000 at any one time outstanding and dated as of April 1, 1993. All capitalized terms used in this opinion shall have the meanings attributed to them in the Agreement.

         We have examined the Companies' articles of incorporation, by-laws, resolutions, the Agreement and such other matters of fact and law which we deemed necessary in order to render this opinion. Based upon the foregoing, it is our opinion that:

         1. Each Company is a corporation duly incorporated, validly existing and in good standing under the laws of its respective jurisdiction of incorporation and has all requisite authority to conduct its business in each jurisdiction in which its business is conducted.

         2. The execution and delivery of the Agreement and the Note by BanPonce, Financial and VELCO; the execution and delivery of the Guaranty by BanPonce; and the performance by each Company of its obligations under its Loan Documents to which it is a party, have been duly authorized by all necessary corporate action and proceedings on the part of such Company, and will not:

              (a)       require any consent of the Company's shareholders;

              (b) violate any applicable law, rule, regulation, order, writ, judgment, injunction, decree or award binding on such Company, or any indenture, instrument or agreement binding upon such Company; or

              (c) result in, or require, the creation or imposition of any lien or encumbrance pursuant to the provisions of any indenture, instrument or agreement binding upon such Company.

         3. Each of the Agreement, the Note and the Guaranty has been duly executed and delivered by the Companies which are parties thereto, and constitutes the legal, valid and binding obligation of such Company enforceable in accordance with its terms, except to the extent the enforcement thereof may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally and subject also to the availability of equitable remedies if equitable remedies are sought.

         4. To the best of our knowledge after due inquiry, there is no litigation or proceeding against any Company or any Subsidiary which, if adversely determined, would materially adversely affect the business or condition of such Company or Subsidiary.

         5. No approval, authorization, consent, adjudication, registration or order of any governmental authority which has not been obtained by the Companies, is required to be obtained by the Companies in connection with the execution and delivery of the Agreement, the Note and the Guaranty, the borrowings under the Agreement, or the performance by the Companies of their respective obligations under the Loan Documents.

         [6.  Discussion of applicable taxes in Puerto Rico.]



                              Very truly yours,




                              __________________________

                                  EXHIBIT "C"

                                    GUARANTY


         The undersigned, BanPonce Corporation, a Puerto Rico corporation, hereby requests the Lender (as hereinafter defined) through any of its branches, offices, subsidiaries or affiliates, to extend credit or to permit credit to remain outstanding to BanPonce Financial Corp., a Delaware corporation, and/or Vehicle Equipment Leasing Company, a Puerto Rico corporation (each, a "Company" and, collectively, the "Companies"), as the Companies may desire and as the Lender may extend or permit from time to time in its sole discretion, whether to a Company alone, to the Companies collectively, or to either Company or the Companies and others, and, in consideration of any credit granted or continued, the undersigned hereby absolutely, unconditionally and irrevocably guarantees (as primary obligor and not as surety merely) prompt payment when due, whether at stated maturity, upon acceleration or otherwise, and at all times thereafter, of any and all existing and future indebtedness and liability of every kind, nature and character, direct or indirect, absolute or contingent (including all renewals, extensions and modifications thereof and all attorneys' fees incurred by the Lender in connection with the collection or enforcement hereof or thereof), of the Companies to the Lender, arising, evidenced or acquired pursuant to that certain Credit Agreement, as defined below (the "Guaranteed Debt"); provided, however, that the maximum aggregate principal amount extended under the Credit Agreement for which the undersigned shall be liable hereunder, is US$25,000,000; provided, furthermore, that the foregoing limitation shall not apply to interest or other non-principal amounts which may become due under the Credit Agreement.

         The undersigned waives notice of the acceptance of this Guaranty and of the extension or continuation of the Guaranteed Debt or any part thereof. The undersigned further waives presentment, protest, notice, the benefit of any statutes of limitations, demand or action or delinquency in respect of the Guaranteed Debt or any part thereof, including any right to require the Lender to sue the Company and any other guarantor or any person obligated with respect to the Guaranteed Debt or any part thereof, or otherwise to enforce payment thereof against any collateral securing the Guaranteed Debt or any part thereof.

         This Guaranty is a guaranty of payment and not of collection merely, and shall be a continuing guaranty and as such, shall remain operative and in full force and effect until all the Guaranteed Debt shall have been paid and actually received in full by the Lender.

         The validity and enforceability of this Guaranty shall not be impaired or affected by any of the following: (a) any extension, modification or renewal of, or indulgence with respect to, or substitutions for, the Guaranteed Debt or any part thereof or any agreement relating thereto at any time; (b) any failure or omission to enforce any right, power or remedy with respect to the Guaranteed Debt or any part thereof or any agreement relating thereto, or any collateral securing the Guaranteed Debt or any part thereof; (c) any waiver of any right, power or remedy or of any default with respect to the Guaranteed Debt or any part thereof or any agreement relating thereto or with respect to any collateral securing the Guaranteed Debt or any part thereof; (d) any release, surrender, compromise, settlement, waiver, subordination or modification, with or without consideration, of any collateral securing the Guaranteed Debt or any part thereof, any other guaranties with respect to the Guaranteed Debt or any part thereof, or any other obligation of any person or entity with respect to the Guaranteed Debt or any part thereof;
(e) the enforceability or validity of the Guaranteed Debt or any part thereof or the genuineness, enforceability or validity or any agreement relating thereto or with respect to any collateral securing the Guaranteed Debt or any part thereof; (f) the application of payments received from any source to the payment of indebtedness other than the Guaranteed Debt, any part thereof or amount which are not covered by this Guaranty even though the Lender might lawfully have elected to apply such payments to any part or all of the Guaranteed Debt or to amounts which are not covered by this Guaranty; (g) any change of ownership of either Company or the insolvency, bankruptcy or any other change in the legal status of either Company; (h) the change in or the imposition of any law, decree, regulation or other governmental act which does or might impair, delay or in any way affect the validity, enforceability or the payment when due of the Guaranteed Debt; (i) the failure of either Company or the undersigned to maintain in full force, validity or effect or to obtain or renew when required all governmental and other approvals, licenses or consents required in connection with the Guaranteed Debt or this Guaranty, or to take any other action required in connection with the performance of all obligations pursuant to the Guaranteed Debt or this Guaranty; or (j) the existence of any claim, set off or other rights which the undersigned may have at any time against either Company in connection herewith or an unrelated transaction, all whether or not the undersigned shall have had notice of knowledge of any act or omission referred to in the foregoing clauses (a) through (j) of this paragraph. It is agreed that the undersigned's liability hereunder is several and independent of any other guaranties or other obligations at any time in effect with respect to the Guaranteed Debt or any part thereof and that the undersigned's liability hereunder may be enforced regardless of the existence, validity, enforcement or non-enforcement of any such other guaranties or other obligations or any provisions of any applicable law or regulation purporting to prohibit payment by either Company of the Guaranteed Debt in the manner agreed upon between the Lender and the Companies.

         Credit may be granted or continued from time to time by the Lender to a Company without notice to or authorization from the undersigned regardless of such Company's financial or other condition at the time of any such grant or continuation. The Lender shall have no obligation to disclose or discuss with the undersigned its assessment of the financial condition of the Companies.

         Until the Guaranteed Debt is paid in full, the undersigned shall not exercise any right of subrogation with respect to payments made by the undersigned pursuant to this Guaranty. The undersigned hereby waives any claim, as that term is defined in the federal Bankruptcy Code, that the undersigned might now have or hereafter acquire against either Company that arises from the existence or performance of the undersigned's obligations under this Guaranty. In addition, the undersigned waives any benefit of the collateral, if any, which may, from time to time, secure the Guaranteed Debt or any part thereof and authorizes the Lender to take any action or exercise any remedy with respect thereto, which the Lender, in its sole discretion, shall determine, without notice to the undersigned. In the event the Lender, in its sole discretion, elects to give notice of any action with respect to the collateral, if any, securing the Guaranteed Debt or any part thereof, ten (10) days' written notice mailed to the undersigned by ordinary mail at the address shown hereon shall be deemed reasonable notice of any matters contained in such notice.

         In the event that acceleration of the time for payment of any of the Guaranteed Debt is stayed, upon the insolvency, bankruptcy or reorganization of either Company, or otherwise, all such amounts shall nonetheless be payable by the undersigned forthwith upon demand by the Lender. In the event that any payment made under this Guaranty or the other Loan Documents shall subsequently be recovered by any trustee in bankruptcy, receiver or debtor in possession of a Company or of the undersigned, whether pursuant to litigation or by voluntary payment by the Lender, the amount so recovered shall become immediately due and payable under this Guaranty which, to the extent it may otherwise have terminated, shall be reinstated.

         No provision of this Guaranty may be amended, supplemented or modified, or any of the terms and provisions hereof waived, except by a written instrument executed by the Lender and the undersigned. No failure on the part of the Lender to exercise, and no delay in exercising, any right hereunder, shall operate as a waiver thereof; nor shall any single or partial exercise or any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

         The undersigned shall pay all reasonable costs, fees and expenses (including reasonable attorneys' fees and expenses) incurred by the Lender in collecting or enforcing the undersigned's obligations under this Guaranty.

         The provisions of this Guaranty are several, and in any action or proceeding involving any state corporate law, or any state or federal bankruptcy; insolvency reorganization or other law affecting the rights of creditors generally, if the obligations of the undersigned hereunder would otherwise be held or determined to be avoidable, invalid or unenforceable on account of the amount of the undersigned's liability under this Guaranty, then, notwithstanding any other provision of this Guaranty to the contrary, the amount of such liability shall, without any further action by the undersigned or the Lender be automatically limited and reduced to the highest amount which is valid and enforceable as determined in such action or proceeding.

         This Guaranty is a continuing guaranty and shall remain in full force and effect until the payment in full (on or after the Termination Date) of the Guaranteed Debt and all other amounts payable under this Guaranty. This Guaranty shall bind the undersigned and the successors and assigns of the undersigned. This Guaranty shall be binding upon the undersigned and shall inure to the benefit of and be enforceable by the Lender, its successors and assigns. All references herein shall be deemed to include its successors and assigns. Such successors and assigns shall include, without limitation, a receiver, trustee or debtor in possession of or for the Company or the undersigned, as the case may be. Without limiting the generality of the third sentence of this paragraph, the Lender may assign or otherwise transfer any portion of the Guaranteed Debt to any other person or entity, and such other person or entity shall thereupon become vested with all the rights in respect thereof granted to the Lender herein or otherwise. This Guaranty shall be governed by the laws of the State of New York The provisions of the Credit Agreement pertaining to jurisdiction, service of process and payments pursuant to Section
7.9 thereof shall apply, mutatis mutandis, to this Guaranty.

         This Guaranty is delivered pursuant to the terms of that certain Credit Agreement dated as of April 1, 1993, (the "Credit Agreement") by and among BanPonce Corporation, a Rico corporation, BanPonce Financial Corp., a Delaware corporation, and Vehicle Equipment Leasing Company, Inc., a Puerto Rico corporation, and the Lender. Capitalized terms used herein and not otherwise defined shall have the meanings given to such terms in the Credit Agreement.


                                               BANPONCE CORPORATION



                                               By:______________________________

                                            Title:______________________________



                                               By:______________________________

                                            Title:______________________________

April 1, 1993

                                  SCHEDULE "1"

                                   LITIGATION



                                [To Be Attached]